Exhibit 99.1

ironSource, A Leading Business Platform for the App Economy, Successfully Closes Its Business Combination with Thoma Bravo Advantage

Combined Company to Commence Trading on the New York Stock Exchange Under “IS” Ticker on June 29, 2021

TEL AVIV, Israel, and SAN FRANCISCO, June 28, 2021 – ironSource, a leading business platform that enables mobile content creators to prosper within the App Economy, and Thoma Bravo Advantage (NYSE: TBA), a publicly traded special purpose acquisition company, today announced the completion of their previously-announced business combination. ironSource has been approved for trading on the New York Stock Exchange (“NYSE”) on June 29, 2021 under the ticker symbol “IS.” As previously announced, Thoma Bravo Advantage shareholders approved the transaction at the Extraordinary General Meeting on June 22, 2021.

The transaction included $2.15 billion in cash proceeds, including an oversubscribed PIPE of $1.3 billion and funds from the trust account of Thoma Bravo Advantage. With the conclusion of the business combination, ironSource received approximately $660 million of cash proceeds following payment of transaction expenses to fuel its growth and further its market leadership. Tomer Bar Zeev, CEO and co-founder of ironSource, and ironSource’s founder-led management team, will continue to lead the combined company. Orlando Bravo, Chairman of the Board of Directors of Thoma Bravo Advantage, as well as a founder and managing partner of Thoma Bravo, L.P., will join the ironSource Board of Directors effective as of the closing of the business combination.

“Today marks an important step for ironSource as a leading platform for global app and game developers, and we are excited to enter the public markets and continue to advance our platform and our vision for the company and the App Economy,” said Tomer Bar Zeev, CEO and co-founder of ironSource. “We are proud to achieve this milestone, which is a testament to the strength of our platform, and we look forward to our future as a public company. I am grateful to the ironSource team for all their hard work, which has brought us to this pivotal moment, and for the unparalleled support of our partner Thoma Bravo Advantage.”

“ironSource presents a highly compelling investment opportunity due to its unique combination of scale, superior growth rate, and strong EBITDA margins – as well as its standing as one of the most widely-used platforms in the App Economy,” said Orlando Bravo. “The ironSource team has a demonstrated track record of developing innovative products that drive tremendous value to its rapidly-expanding customer base. I’m thrilled to partner with Tomer and the talented ironSource team to build upon the company’s leadership position in its fast growing, $40 billion market.”

To celebrate the completion of the merger, ironSource’s management team will ring the opening bell at the New York Stock Exchange at 9:30 am ET on June 29, 2021. A live stream of the event and replay can be accessed by visiting nyse.com/bell.

Advisors

Goldman Sachs & Co. LLC, Jefferies LLC and Citigroup Global Markets Inc. served as financial advisors to ironSource and as placement agents in the PIPE, and Latham & Watkins LLP and Meitar Law Offices served as legal advisors to ironSource. Kirkland & Ellis LLP, Goldfarb Seligman & Co. and Cadwalader, Wickersham & Taft LLP served as legal advisors to Thoma Bravo Advantage.

About ironSource

ironSource is a leading business platform that enables mobile content creators to prosper within the App Economy. App developers use ironSource’s platform to turn their apps into successful, scalable businesses, leveraging a comprehensive set of software solutions which help them grow and engage users, monetize content, and analyze and optimize business performance to drive more overall growth. The ironSource platform also empowers telecom operators to create a richer device experience, incorporating relevant app and service recommendations to engage users throughout the lifecycle of the device. By providing a comprehensive business platform for the core constituents of the App Economy, ironSource allows customers to focus on what they do best, creating great apps and user experiences, while we enable their business expansion in the App Economy. For more information please visit www.is.com

About Thoma Bravo Advantage

Thoma Bravo Advantage is a blank check company incorporated as a Cayman Islands exempted company for the purposes of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Its Class A ordinary shares are listed on the New York Stock Exchange under the symbol “TBA.” Thoma Bravo Advantage is sponsored by Thoma Bravo Advantage Sponsor LLC, which was formed by individuals affiliated with Thoma Bravo, a leading private equity firm focused on the software and technology-enabled software services sector. Thoma Bravo Advantage was formed for the purpose of executing a business combination in the software industry.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws with respect to the business combination transaction between Thoma Bravo Advantage (“TBA”) and ironSource Ltd. (“ironSource”). All statements other than statements of historical facts contained in this communication, including statements regarding ironSource’s, TBA’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, ironSource’s or TBA’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between ironSource and TBA.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the effect of the transaction on ironSource’s business relationships, performance, and business generally; (ii) risks that the transaction disrupts current plans of ironSource and potential difficulties in ironSource employee retention as a result of the transaction; (iii) the outcome of any legal proceedings that may be instituted against ironSource or against TBA related to the merger agreement or the transaction; (iv) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive industry in which ironSource operates, variations in performance across competitors, changes in laws and regulations affecting ironSource’s business and changes in the combined capital structure; (v) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and to identify and realize additional opportunities; (vi) ironSource’s markets are rapidly evolving and may decline or experience limited growth; (vii) ironSource’s reliance on operating system providers and app stores to support its platform; (viii) ironSource’s ability to compete effectively in the markets in which it operates; (ix) ironSource’s quarterly results of operations may fluctuate for a variety of reasons; (x) failure to maintain and enhance the ironSource brand; (xi) ironSource’s dependence on its ability to retain and expand its existing customer relationships and attract new customers; (xii) ironSource’s reliance on its customers that contribute more than $100,000 of annual revenue; (xiii) ironSource’s ability to successfully and efficiently manage its current and potential future growth; (xiv) ironSource’s dependence upon the continued growth of the app economy and the increased usage of smartphones, tablets and other connected devices; (xv) ironSource’s dependence upon the success of the gaming and mobile app ecosystem and the risks generally associated with the gaming industry; (xvi) ironSource’s, and ironSource’s competitors’, ability to detect or prevent fraud on its platforms; (xvii) failure to prevent security breaches or unauthorized access to ironSource’s or its third-party service providers data; (xviii) the global scope of ironSource’s operations, which are subject to laws and regulations worldwide, many of which are unsettled and still developing; (xix) the rapidly changing and increasingly stringent laws, contractual obligations and industry standards relating to privacy, data protection, data security and the protection of children; and (xx) the effects of health epidemics, including the COVID-19 pandemic.

ironSource and TBA caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date of this communication. Neither ironSource nor TBA undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that ironSource or TBA will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in ironSource’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

Market, ranking and industry data used throughout this communication, including statements regarding market size and technology adoption rates, is based on the good faith estimates of ironSource’s management, which in turn are based upon ironSource’s management’s review of internal surveys, independent industry surveys and publications, including reports by Altman Solon, App Annie, AppsFlyer, Apptopia, eMarketer, Newzoo, Omdia and Sensor Tower and other third-party research and publicly available information. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While ironSource is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed above.

Contact Information

Investor Relations

Daniel Amir

daniel.amir@ironsrc.com

+ 1 415-725-5900

Press

Olivia Sanford

Olivia.Sanford@fgh.com

+1 917-439-4202

Ilana Stemmer

Ilana.stemmer@ironsrc.com

+972 54 286 0810